Exhibit 10.8

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of July 1, 2011, by and among Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Company”), and the subscriber identified on the signature page hereto (“Subscriber”).

WHEREAS, the Company has previously conducted a private placement (the “Initial Private Placement”) of Common Stock Units (the “Initial Common Stock Units”) in accordance with that certain Confidential Private Placement Memorandum, dated May 23, 2011 (the “Memorandum”), and the Subscriber received a copy of the Memorandum in connection therewith.

WHEREAS, the Company is now offering (the “Offering”) up to $2.182 Million of Common Stock Units (the “Common Stock Units” or “Units”), to selected investors that qualify as “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each Common Stock Unit shall consist of (i) 100 shares of the Company’s Common Stock, $.02 par value (“Common Stock”), and (ii) a five-year warrant (collectively, the “Warrants”) to purchase up to 60 shares of Common Stock. The Units are being offered on substantially the same terms as the Initial Private Placement and as described in the Memorandum with the following exceptions (the “Exceptions”): (i) the purchase price for each Common Stock Unit in the Offering (the “Unit Price”) shall be equal to 90% of the last reported sale price of the Company’s Common Stock as reported by Bloomberg L.P. on the date immediately prior to the date upon which all parties are deemed to have executed the applicable subscription agreements with respect to a closing (a “Closing Date”) multiplied by 100 and (ii) the warrant exercise price shall equal $3.85. The Units and the Common Stock and Warrant underlying the Units are sometimes hereinafter referred to as the “Securities.”

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), and similar exemptions under applicable state securities laws.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber, shall purchase from the Company, the number of Units set forth on the signature page hereto. The Subscriber desires to acquire the Units pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1. (a) Memorandum. The Memorandum shall be deemed to have been updated by the Exceptions and all public filings made by the Company with the U.S. Securities and Exchange Commission since the date of the Memorandum shall be deemed to have been incorporated by reference therein. The Subscriber acknowledges receipt of the Memorandum and acknowledges that the Memorandum has been updated by the Exceptions and all public filings made by the Company with the U.S. Securities and Exchange Commission since the date of the Memorandum. All references to “Memorandum” in this Agreement (other than in the recitals) shall refer to the Memorandum as updated pursuant to this Section 1(a).

(b) Subscription. In accordance with the terms and conditions of this Agreement, the Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Units set forth on the signature page hereto (subject to adjustment by the Company as set forth on the signature page hereto) and to pay the aggregate Unit Price for such Units in immediately available funds at or prior to the Closing. The execution and delivery of this Agreement by the Subscriber will not constitute an agreement between the Subscriber and the Company until this Agreement has been accepted by the Company evidenced by receipt by the Subscriber of an acceptance page of this Agreement signed by the Company, and then subject to the terms and conditions of this Agreement. The Subscriber understands that acceptance or rejection, in whole or in part, by the Company of the subscription and agreement of the Subscriber to purchase the Units is within the sole and absolute discretion of the Company. Likewise, the Subscriber understands, acknowledges and agrees that acceptance by the Company of any subscription of a Subscriber, in whole or in part, is predicated upon the representations and warranties of the Subscriber as set forth hereinafter and that SUBSCRIPTIONS, ONCE RECEIVED BY THE COMPANY AND/OR THE PLACEMENT AGENT, ARE IRREVOCABLE BY THE SUBSCRIBER, AND, THEREFORE, MAY NOT BE WITHDRAWN.

(c) Closing Date. The closing of the purchase and sale of the Units hereunder and under other Subscription Agreements (the “Closing”) shall be held at the offices of Alston & Bird LLP, One Atlantic Center, Atlanta, Georgia 30309 as soon as practicable after subscriptions for the Units have been accepted by the Company (the date of the Closing being hereinafter referred to as the “Closing Date”). Subscriptions will not be refunded unless the Company rejects Subscriber’s subscription, in whole or in part.

(d) Deliveries. The Subscriber shall deliver at the Closing the Omnibus Signature Page to this Agreement, which the Company shall authorize, upon the satisfaction of the conditions set forth in Section 7 hereof, to attach to an execution version of the Registration Rights Agreement and Warrant, in substantially the form attached to the Memorandum, respectively, with such minor modifications thereto, the aggregate subscription payment for the Units. The Company shall deliver or cause to be delivered at the Closing, upon the satisfaction of the conditions set forth in Section 8 hereof, the shares of Common Stock and Warrants underlying the Units subscribed for by the Subscriber (subject to adjustment by the Company as set forth on the signature page hereto), the Registration Rights Agreement and the deliveries set forth in Section 7 below.

(e) Authority of Placement Agent. The Subscriber agrees that the Placement Agent, J.P. Turner & Company, LLC, shall have the authority to act on behalf of the Subscriber in connection with this subscription and all matters related to the Offering including, without limitation, collection of and delivery to the Company of the Omnibus Signature Page to this Agreement, collection and disbursement of the purchase price for the Units, and collection of and delivery to the Subscriber of the securities evidencing the Units being purchased hereby. Furthermore, the Subscriber acknowledges that the Company intends to pay to J.P. Turner & Company, L.L.C. (in its capacity as Placement Agent for the Offering) a fee in respect of the sale of the Units to the Subscriber from the proceeds of the Offering on substantially the same terms as described in the Memorandum.

2. Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Information on Company. The Subscriber acknowledges receipt of the Memorandum. The Subscriber has had access at the EDGAR Website of the Commission to the Company’s Annual Report on Form 10-K for the year ended April 30, 2010, and all periodic and current reports filed with the Commission thereafter (hereinafter referred to as the “Reports”). The Subscriber has had the opportunity to review information regarding the Company, its business, operations, financial condition and the terms and conditions of the Units and the underlying Securities, and considered all factors Subscriber deems material in deciding on the advisability of investing in the Units and the underlying Securities. The offer to sell the Securities to the Subscriber was communicated to the Subscriber by the Company and/or Placement Agent in such a manner that the Subscriber was able to ask questions of and received answers from the Company or a person acting on the Company’s behalf concerning the terms and conditions of this transaction as well as to obtain any information reasonably requested by the Subscriber. Any questions raised by the Subscriber or its representatives concerning the transactions contemplated by this Agreement have been answered to the satisfaction of the Subscriber and its representatives. The Subscriber can fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Except as set forth in this Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this Agreement, the Subscriber is not relying on any information, other than that which is contained in the Memorandum and the results of any independent investigation by the Subscriber.

(b) Information on Subscriber. The Subscriber is, and will be at the time of issuance of the Securities, an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is not a broker-dealer under Section 15 of the Exchange Act or an officer, director or affiliate of the Company. The Subscriber had a relationship with the Company and/or Placement Agent prior to any solicitation of the Securities being offered hereby. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The information set forth in Schedule 1 hereto is correct in all respects. The information set forth in the Selling Stockholder Questionnaire attached hereto as Schedule 2 is, and will be on the Closing Date, true, accurate and complete.

(c) Purchase of Units. The Subscriber is acquiring the Securities in the ordinary course of its business as principal for its own account, and not as nominee, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. The Subscriber does not have any contract, undertaking, agreement, understanding or arrangement, directly or indirectly, with any Person to distribute, sell, transfer or pledge to such Person, or anyone else, all or any part of the Securities, and the Subscriber has no present plan to enter into any such contract, undertaking, agreement, understanding or arrangement. The Subscriber further agrees to execute and deliver any further investment certificates as counsel to the Company deems necessary or advisable to comply with state or federal securities laws.

(d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities may not be sold, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the Act and applicable state securities laws with respect thereto or (ii) an opinion of counsel satisfactory to the Company that such registration is not required. The Subscriber understands that the Company is under no obligation to register the Securities except as otherwise set forth in the Registration Rights Agreement.

(e) Warrant Legend. Each Warrant shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):

“THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Common Stock Legend. The stock certificates for the Common Stock (including the Common Stock issuable upon exercise of the Warrants) shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS,

COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

(g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company and/or Placement Agent. At no time was the Subscriber presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio or the internet, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.

(h) Authority; Enforceability. If the Subscriber is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder, thereunder and under all other agreements entered into by the Subscriber relating hereto and thereto.

(i) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. The Subscriber understands that neither legal counsel to the Company, the Placement Agent, nor its counsel has independently verified the information concerning the Company included in the Memorandum or herein, all of which has been prepared by the Company, nor has such legal counsel passed upon the adequacy or accuracy of the Memorandum. No independent third party, such as an investment banking firm, the Placement Agent, or other expert in evaluating businesses or securities, has made an evaluation of the economic potential of the Company.

(j) Certain Trading Activities. The Subscriber has not directly or indirectly, nor has any Person acting at the direction of the Subscriber, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the time the Subscriber was first contacted by the Company or any other Person regarding the investment in the Company. The Subscriber covenants that neither it nor any Person acting at the direction of the Subscriber will engage in any transactions in the securities of the Company (including short sales) after the date hereof and prior to the date that the transactions contemplated by this Agreement are publicly disclosed.

(k) Correctness of Representations. The Subscriber represents as to the Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

3. Intentionally Omitted.

4. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in California.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c) Authority; Enforceability. This Agreement, the Warrant, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, applicable Blue Sky filings, or otherwise as may be required by Nasdaq. The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s board of directors.

(e) No Violation or Conflict. Neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will violate, conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or (C) the terms of any material bond, debenture, note or other evidence of indebtedness, agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(f) The Securities. The Common Stock and Warrants upon issuance:

(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer, set forth herein, under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized, fully paid and nonassessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(g) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(h) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(i) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

5. Escrow and Use of Purchase Price. The subscription payments made pursuant hereto prior to the Closing of the Offering will be deposited by the Placement Agent in an escrow account at a commercial bank or trust company of the Placement Agent’s choosing and agreeable to the Company. No interest will be earned by the Subscriber on subscription payments held in any escrow account. If for any reason the Closing of the purchase and sale of the Units does not take place, the subscription payment will be returned to the Subscriber without interest and without deduction. Upon receipt of the Agreement and the subscription payment, and upon acceptance of the subscription by the Company, the subscription payments shall belong to the Company. If the subscription is not accepted by the Company then this Agreement will be null and void and the subscription payment will be returned to the Subscriber without interest and without deduction.

6. Securities Law Disclosures. The Company may in its sole discretion, following the Closing Date, (i) issue a press release and/or file a Current Report on Form 8-K with the Commission disclosing the transactions contemplated hereby and (ii) make such other disclosures, filings and notices in the manner and time required by the Commission, any state securities commission, any national securities exchange or Nasdaq.

7. Conditions to Subscriber’s Obligations. The obligations of the Subscriber under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Subscriber:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

(b) Performance. The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

(c) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.

(d) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.

(e) Legal Opinion. The Company shall cause a legal opinion to be delivered by its counsel to the Subscriber in a form that is reasonably acceptable to the Placement Agent and counsel for the Placement Agent.

(f) Secretary’s Certificate. The Secretary of the Company shall deliver a certificate to the Subscriber, certifying, among other things, the number of issued and outstanding shares of capital stock of the Company and copies of resolutions or written consents duly adopted by the board of directors of the Company and evidencing the taking of all corporate action necessary to authorize the issuance of the Units, in a form that is reasonably acceptable to the Placement Agent and counsel for the Placement Agent.

(g) Certificate Regarding Representations and Warranties. Each of the representations and warranties made by the Company in Section 4 shall be true and correct in all material respects on and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the Closing; provided, however, for purposes of this Section 7(g), if any representation or warranty made by the Company includes within its terms a materiality qualifier, such qualifier shall be disregarded solely for purposes of determining compliance with this Section 7(g); and the Subscriber shall have received a certificate dated as of the Closing executed by the President, Chairman or Chief Financial of the Company to such effect.

(h) No Material Adverse Effect. There shall not have been any Material Adverse Effect related to Company or its assets and properties since Janauary 31, 2011 (except for any Material Adverse Effect that has been publicly disclosed prior to the date hereof), and Subscriber shall have received a certificate dated as of the Closing executed by the President, Chairman or Chief Financial of the Company to such effect.

8. Conditions to the Company’s Obligations. The obligations of the Company under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

(b) Performance. The Subscriber shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Subscriber at or prior to the Closing.

(c) Subscription Payments. The Subscriber shall have delivered the aggregate subscription payment for the Units in the amount specified for the Subscriber on the signature page hereto.

(d) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.

(e) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.

9. Covenants of Subscriber. The Subscriber acknowledges and agrees that the Company intends to use the information set forth in the Selling Stockholder Questionnaire in the form attached hereto as Schedule 2 in preparing the Resale Registration Statement (as defined in the Registration Rights Agreement) and hereby consents to such use. After the Closing Date and through the date that the Resale Registration Statement is declared effective, the Subscriber agrees to promptly notify the Company of any changes to the information contained in the Selling Stockholder Questionnaire.

10. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), (b) the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Quantum Fuel Systems Technologies Worldwide, Inc., 17872 Cartwright Road, Irvine, CA 92614, Attn: Chief Financial Officer, telecopier: (949) 474-3086, with a copy (which shall not constitute notice) by telecopier only to: Alston & Bird, LLP One Atlantic Center, 1201 West Peachtree Street, Atlanta, GA., 30309 Attn: David Patton, Esq., telecopier: (404) 253-8380, and (ii) if to the Subscriber, to: the address and telecopier number indicated on the signature pages hereto.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of

California or in the federal courts located in the state of California. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 10(d) hereof, each of the Company, the Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Independent Nature of Subscribers. The Company acknowledges that the obligations of the Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber who is also purchasing Securities in the transaction (collectively, with the Subscriber, referred to as the “Subscribers”), and none of the Subscribers shall be responsible in any way for the performance of the obligations of any of the other Subscribers under the Transaction Documents. The Company acknowledges that the decision of each of the Subscribers to purchase Units has been made by each of such Subscribers independently of any of the other Subscribers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any of the other Subscribers or by any agent or employee of any of the other Subscribers, and none of the Subscribers or any of its agents or employees shall have any liability to any of the Subscribers (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any of the Subscribers pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each of the Subscribers shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any of the other Subscribers to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all of the Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g) Consent. As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than a majority of the Units owned by Subscribers on the date consent is requested.

(h) Omnibus Signature Page. This Agreement is intended to be read and construed in connection with the Memorandum and all documents annexed thereto and incorporated by reference therein, including the Form of Common Stock Purchase Warrant and Form of Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Agreement it is hereby agreed that the execution by the Subscriber of this Agreement in the place set forth herein shall constitute agreement to be bound by the terms and conditions of the Memorandum, the Warrant and the Registration Rights Agreement, with the same effect as if each such separate, but related agreement, was separately signed.

11. Payment Instructions

(a) For payment by check, please make checks payable to “US Bank National Associated as Escrow Agent for Quantum Fuel Systems Technologies Worldwide, Inc.” and such check along with your executed Subscription Agreement to J.P. Turner & Company, L.L.C., attn: Investment Banking – Joe Walker, 3060 Peachtree Rd., NW, 11th Floor, Atlanta, GA 30305.

(b) For wiring the funds directly to the Escrow Account please use the following instructions:

Account Name:	U.S. National Bank as Escrow Agent

for Quantum Fuel Systems Technologies

Worldwide, Inc.

ABA Number:	091000022

A/C Number:	180121167365

Reference:	SEI 148241000 / Attn: Daryl Hosch

FBO:	[Subscriber Name]

[Subscriber’s Social Security Number or EIN]

[Subscriber’s Address]

OMNIBUS SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT AND WARRANT

IN WITNESS WHEREOF, the Subscriber hereby represents and warrants that the Subscriber has read this entire Agreement and the Memorandum and all documents annexed thereto and incorporated by reference therein, including the Form of Common Stock Purchase Warrant and Form of Registration Rights Agreement, and hereby executes and delivers this Agreement as of the     day of             , 2011. The Subscriber acknowledges that the aggregate subscription price set forth below represents the maximum investment of such Subscriber and that such amount may reduced by the Company, at the Company’s discretion, to the extent necessary to comply with those certain participation rights granted by the Company to investors in the Company’s private placement transaction completed on February 18, 2011.

SUBSCRIBER	AGGREGATE NUMBER OF UNITS SUBSCRIBED	AGGREGATE SUBSCRIPTION PRICE
Name:		$

Address:

Fax:

(Signature)

Title:

ACCEPTANCE

IN WITNESS WHEREOF, the Company has duly executed and delivered this Agreement as of the 1st day of July, 2011.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC., a Delaware corporation

By:	/s/ W. Brian Olson
Name:	W. Brian Olson
Title:	Chief Financial Officer

Schedule 1 to Subscription Agreement

Name:

INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

The Units and the underlying Common Stock and Warrants (collectively, the “Securities”) of Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Company”), will be offered without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the exemptions contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Section 4(2) of the Act and/or certain state securities laws, the Company may be required to determine that an individual, or an individual together with a “purchaser representative,” or each individual equity owner of an investing entity meets certain suitability requirements before offering to sell the Securities to such individual or entity. THE COMPANY MAY, IN ITS DISCRETION, EXCLUDE ANY INDIVIDUAL FROM THE OFFERING TO THE EXTENT NECESSARY TO COMPLY WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. This Investor Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security.

Instructions. Please complete this questionnaire by filling in the information called for, checking the appropriate boxes, and signing below. Please fax and mail the completed questionnaire to J.P. Turner & Company, L.L.C.

Representations

The undersigned hereby represents to the Company as follows:

1. Accredited Investor Status. The undersigned has read the definition of “accredited investor” as defined in Rule 501 of Regulation D attached hereto as Attachment 1, and certifies that either (check one):

☐	The undersigned is an “accredited investor;” or

☐	The undersigned is not an “accredited investor.”

2. Domicile/State of Organization. The undersigned’s state of domicile/organization is:                     .

The foregoing representations are true and accurate as of the date hereof. The undersigned undertakes to notify the Company regarding any material change in the information set forth above prior to the purchase by the undersigned of any Securities of the Company.

Dated:

Address:
Signature of Subscriber(s)

Telephone:

Facsimile:

Email:

Print Name of Subscriber(s)

Print Title (if applicable)

ATTACHMENT 1

Rule 501. Definitions and Terms Used in Regulation D under the Act.

As used in Regulation D, the term “accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock including shares of common stock issuable upon exercise of warrants (the “Registrable Securities”) of Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Email:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐             No  ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes  ☐             No  ☐

Note:  If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐            No  ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐             No  ☐

Note:  If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the

Resale Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Quantum Fuel Systems Technologies Worldwide, Inc.

100 West Big Beaver Rd., Suite 200

Troy, Michigan 48084

Attn: Kenneth Lombardo

Fax: (248) 619-9280

Email:klombardo@qtww.com